Exhibit 99.1

News

For Immediate Release

Investor Contact:

Catherine Graham

EVP & Chief Financial Officer

703.653.3155

cgraham@orcc.com

ONLINE RESOURCES POSTS FOURTH QUARTER 2011 RESULTS

Company Closes Transitional 2011 on Strong Note

CHANTILLY, Va., March 14, 2012 – Online Resources Corporation (NASDAQ: ORCC), a leading provider of online financial services, today reported financial and operating results for the three months and full year ended December 31, 2011. For the fourth quarter:

•	Revenue was $38.7 million, compared to $37.8 million in the fourth quarter of 2010.

•	Net loss available to common stockholders was $0.3 million, or $0.01 per share, compared to a loss of $2.0 million, or $0.06 per share, in the fourth quarter of 2010.

•	Ebitda, a non-GAAP measure, was a $7.2 million, compared to $6.3 million in the fourth quarter of 2010.

•	Adjusted Ebitda, a non-GAAP measure that adjusts Ebitda for equity compensation expense and other expenses, was $9.3 million, compared to $7.2 million in the fourth quarter of 2010.

•	Core net income, a non-GAAP measure, was $2.6 million, or $0.08 per diluted share, compared to $1.0 million, or $0.03 per diluted share, in the fourth quarter of 2010.

For the full year 2011, Online Resources reported revenue of $154.7 million, compared to $149.5 million in 2010; net loss available to common stockholders of $0.36 per share, compared to $0.14 per share in 2010; Ebitda of $13.6 million, compared to $28.0 million in 2010; adjusted Ebitda of $29.4 million, compared $32.4 million in 2010; and core net income of $0.10 per diluted share, compared to $0.19 per diluted share in 2010.

“We made a great deal of progress on the long-term strategic growth plan we presented in March 2011,” said Joseph L. Cowan, president and chief executive officer of Online Resources. “We’ve focused the Company on becoming an innovative, best-of-breed solution provider in the payments market, opened a first-class development center in India and began the process of optimizing and consolidating the technology that we possess. All the while, we’ve met or exceeded the revenue and earnings direction we provided for 2011 at this time last year and for each of the 2011 quarters.”

Cowan continued, “We had record sales in the fourth quarter, contributing to a record sales year. I’m very pleased with this as I believe it validates some of the early steps we’ve taken. With opportunity often comes challenge however, and this is no exception. In 2012, we expect to make additional investments, reprioritize planned investments and extend our investment period to ensure we can implement and service this new business.”

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Outlook for First Quarter 2012

Online Resources provided the following guidance for the first quarter of 2012. These statements are forward-looking, and actual results may differ materially.

•	Revenue for the quarter is expected to be between $41.2 and $41.7 million.

•	Ebitda[1,2] for the quarter is expected to be between $7.5 and $7.8 million

•	Adjusted Ebitda[1],2,5 for the quarter is expected to be between $9.1 and $9.4 million.

•	Core net income[1],3,4,5,6 is expected to be between $0.05 and $0.06 per share.

(1)	The Company uses non-GAAP (Generally Accepted Accounting Principles) financial measures, including Ebitda, adjusted Ebitda and core net income, to evaluate performance and establish goals. It believes that these measures are valuable to investors in assessing the Company’s operating results when viewed in conjunction with GAAP results.
(2)	Ebitda is defined as net income available to common stockholders before preferred stock accretion, interest, taxes, depreciation and amortization expense. Adjusted Ebitda is defined as net income available to common stockholders before preferred stock accretion, interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention, advisory and ORCC India start up costs) and other income (expense). Some or all of these items may not be applicable in any given reporting period.
(3)	Core net income is defined as net income available to common stockholders before, on a pre-tax basis unless otherwise noted, the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark-to-market investments, preferred stock accretion related to the redemption premium, reserve for potential legal liability, net of tax, strategic process costs, net of tax, transition costs (including severance, retention, advisory and ORCC India start up costs), net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.
(4)	Excludes estimates for amortization of acquisition-related intangible assets of $1.1 million, equity compensation expense of $0.7 million and preferred stock accretion related to the redemption premium of $0.4 million.
(5)	Adjusted Ebitda and core net income exclude $1.0 million in transition costs. These costs are tax-effected in the calculation of core net income.
(6)	Core net income per share calculated using estimated shares outstanding of 33.2 million.

Conference Call and Web Cast

Management will host a conference call to discuss results at 5:00 p.m. EDT today. The conference call dial-in number is (877) 303-6496 for domestic participants and (707) 287-9318 for international participants. Alternatively, a live web cast of the call will be available through the “Investors” section of Online Resources’ web site at www.orcc.com. The call and web cast will be recorded and available for playback from 8:00 p.m. EDT on March 14th until midnight on Wednesday, March 21st. For the conference call playback, dial (855) 859-2056 for domestic participants and (404) 537-3406 for international participants and enter code 58741333. For web cast replay, go to the “Investors” section of www.orcc.com.

About Online Resources

Online Resources (NASDAQ: ORCC) powers financial interactions between millions of consumers and the Company’s financial institution and biller clients. Backed by its proprietary payments gateway that links banks directly with billers, the Company provides web and phone-based financial services, electronic payments and marketing services to drive consumer adoption. Founded in 1989, Online Resources is the largest financial technology provider dedicated to the online channel. For more information, visit www.orcc.com.

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This press release provided by Online Resources Corporation (as well as other written and oral statements made by the company from time to time) contains forward-looking statements which are based on our management’s current intentions, plans, beliefs, expectations and predictions, and on a number of assumptions concerning future events which have been made with only information that is currently available. The words “will,” “would,” “could,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed,” “plan,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. Forward-looking statements may include information concerning Online Resources Corporation’s possible or assumed future results of operations, including descriptions of Online Resources Corporation’s revenues, profitability, outlook and overall business strategy. Readers are strongly cautioned not to place undue reliance on such forward-looking statements, which are not a guarantee of any results or performance and are subject to a number of known and unknown risks, uncertainties and other factors (including those which are outside of Online Resources’ control) which could cause actual performance or results to differ materially and adversely from any results or performance expressed or implied by such forward-looking statements. Certain factors that might cause such a difference include, but are not limited to: our history of losses and anticipation of future losses; potential fluctuations in our operating results; our dependence on the marketing efforts and technology of third parties; the potential loss of one or more material clients; our potential need for additional capital; our potential inability to prevent systems failures and security breaches; our potential inability to expand our services and related products in the event of a substantial increase in demand for such services and products; competition in our markets; our ability to attract and retain skilled personnel; our reliance on patents and other intellectual property; potential change in the rate of user adoption of the products and services we offer; our exposure to continued consolidation in the financial services industry; and government regulations affecting our business and client base. In addition, the risks discussed in our periodic reports, registration statements and other filings with the Securities and Exchange Commission could cause actual results to differ materially from the results anticipated by forward-looking statements. Readers should keep in mind that any forward-looking statements made by Online Resources Corporation herein, or elsewhere, speak only as of the date on which made. Online Resources Corporation expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Online Resources Corporation’s expectations with regard thereto or any change in events, conditions or circumstances in which any such statements are based.

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Online Resources Corporation

Quarterly Operating Data

(In millions, Unaudited)

	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
BANKING SERVICES
Payment Services - Full Service
Revenue	$8.8	$8.6	$8.4	$8.2	$8.4	$8.1	$7.8	$7.9
Bill Payment Transactions	10.9	10.9	10.8	11.1	11.6	11.3	11.3	11.4
Payment Services - Remittance
Revenue	$7.6	$7.1	$6.8	$6.5	$5.9	$5.6	$5.5	$5.1
Bill Payment Transactions - LCR	0.3	5.5	6.6	6.3	6.6	6.7	6.0	6.0
Bill Payment Transactions - Non LCR	24.7	20.2	20.5	20.5	19.8	19.3	19.4	19.0
Other Revenue	$7.0	$6.5	$7.0	$7.7	$6.8	$7.2	$6.9	$7.2
eCOMMERCE SERVICES
Payment Services - User Paid
Revenue	$4.8	$4.1	$3.9	$3.9	$4.7	$4.5	$4.7	$4.7
Bill Payment Transactions	1.4	1.3	1.4	1.4	1.6	1.6	1.7	1.7
Payment Services - Biller Paid
Revenue	$8.6	$8.4	$8.5	$8.8	$10.8	$10.0	$10.1	$10.1
Bill Payment Transactions	15.4	15.9	16.6	17.9	20.5	19.6	20.5	21.0
Other Revenue	$1.9	$1.7	$2.0	$2.6	$2.7	$3.1	$3.4	$3.7

Online Resources Corporation

Consolidated Statements of Operations

(In thousands, except per share data)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Revenues:
Account presentation services	$2,853	$2,733	$11,231	$9,408
Payment services	27,786	27,431	113,734	113,007
Relationship management services	1,546	1,909	6,741	8,408
Professional services and other	6,480	5,704	22,977	18,690

Total revenues	38,665	37,777	154,683	149,513
Expenses:
Cost of revenues	19,806	20,547	83,766	78,953

Gross profit	18,859	17,230	70,917	70,560
General and administrative	7,870	8,718	34,997	32,146
Reserve for potential legal liability	200	—	7,900	—
Selling and marketing	4,982	4,875	20,147	19,532
Systems and development	2,537	2,498	10,488	9,901

Total expenses	15,589	16,091	73,532	61,579

Income (loss) from operations	3,270	1,139	(2,615)	8,981
Other income (expense)
Interest income	20	26	97	65
Interest expense	(612)	(675)	(988)	(226)
Other income (expense)	(91)	66	(92)	(32)

Total other income (expense)	(683)	(583)	(983)	(193)

Income (loss) before tax provision (benefit)	2,587	556	(3,598)	8,788
Income tax provision (benefit)	357	130	(2,026)	3,412

Net income (loss) available to common stockholders	2,230	426	(1,572)	5,376
Preferred stock accretion	2,523	2,437	9,912	9,560

Net loss available to common stockholders	$(293)	$(2,011)	$(11,484)	$(4,184)

Net loss available to common stockholders per share:
Basic	$(0.01)	$(0.06)	$(0.36)	$(0.14)
Diluted	$(0.01)	$(0.06)	$(0.36)	$(0.14)
Shares used in calculation of net loss available to common stockholders per share:
Basic	32,141	31,264	31,897	30,954
Diluted	32,141	31,264	31,897	30,954

Online Resources Corporation

Condensed Consolidated Balance Sheets

(In thousands)

	DECEMBER 31,
	2011	2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$31,290	$29,127
Accounts receivable, net	17,596	20,410
Deferred tax asset, current portion	2,189	3,893
Prepaid expenses and other current assets	5,751	5,039

Total current assets	56,826	58,469
Property and equipment, net	20,987	25,145
Deferred tax asset, less current portion	26,713	22,536
Goodwill	181,516	181,516
Intangible assets	9,288	14,157
Deferred implementation costs, less current portion, and other assets	9,042	8,762

Total assets	$304,372	$310,585

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,251	$2,410
Accrued expenses	17,566	6,293
Notes payable, senior secured debt, current portion	12,750	27,188
Deferred revenues, current portion, and other current liabilities	8,412	8,232

Total current liabilities	39,979	44,123
Notes payable, senior secured debt, less current portion	7,500	9,563
Deferred revenues, less current portion, and other long-term liabilities	4,979	6,956

Total liabilities	52,458	60,642
Redeemable convertible preferred stock	120,095	110,182
Stockholders’ equity	131,819	139,761

Total liabilities and stockholders’ equity	$304,372	$310,585

Online Resources Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

	TWELVE MONTHS ENDED
	DECEMBER 31,
	2011	2010
	(Unaudited)
Operating activities
Net (loss) income	$(1,572)	$5,376
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Deferred tax (benefit) expense	(2,473)	3,538
Depreciation and amortization	15,899	19,052
Equity compensation expense	2,494	2,853
Write off and amortization of debt issuance costs	414	310
Loss on disposal of assets	372	—
Provision for losses on accounts receivable	244	200
Change in fair value of theoretical swap derivative	(546)	(1,336)
Changes in certain other assets and liabilities	10,850	(105)

Net cash provided by operating activities	25,682	29,888
Investing activities
Capital expenditures	(7,221)	(12,741)

Net cash used in investing activities	(7,221)	(12,741)
Financing activities
Net proceeds from issuance of common stock	998	1,093
Debt issuance costs	(815)	—
Repayment of 2007 notes	(16,500)	(12,000)
Repayment of capital lease obligations	—	(20)

Net cash used in financing activities	(16,317)	(10,927)

Net increase in cash and cash equivalents	2,144	6,220
Impact of foreign currency	19	—
Cash and cash equivalents at beginning of year	29,127	22,907

Cash and cash equivalents at end of period	$31,290	$29,127

Online Resources Corporation

Reconciliation of Non-GAAP Measures

(In thousands, except per share data)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Reconciliation of ebitda (See Note 1):
Net loss available to common stockholders	$(293)	$(2,011)	$(11,484)	$(4,184)
Preferred stock accretion	2,523	2,437	9,912	9,560
Depreciation and amortization (incl. gain loss on disposal of assets)	3,998	5,069	16,271	19,052
Interest expense, net	592	649	891	161
Income tax provision (benefit)	357	130	(2,026)	3,412

Ebitda (See Note 1)	$7,177	$6,274	$13,564	$28,001

Reconciliation of adjusted ebitda (See Note 2):
Net loss available to common stockholders	$(293)	$(2,011)	$(11,484)	$(4,184)
Preferred stock accretion	2,523	2,437	9,912	9,560
Depreciation and amortization (incl. loss on disposal of assets)	3,998	5,069	16,271	19,052
Equity compensation expense	711	756	2,494	2,851
Reserve for potential legal liability	200	—	7,900	—
Strategic process costs	—	—	874	—
Transition costs	1,098	264	4,493	1,557
Other (income) expense	682	583	983	193
Income tax provision (benefit)	357	130	(2,026)	3,412

Adjusted Ebitda (See Note 2)	$9,276	$7,228	$29,417	$32,441

Reconciliation of core net income (See Note 3):
Net loss available to common stockholders	$(293)	$(2,011)	$(11,484)	$(4,184)
Preferred stock accretion related to redemption premium	417	408	1,655	1,622
Change in fair value of theoretical swap derivative	(8)	340	546	(1,336)
Reserve for potential legal liability, net of tax	289	—	3,511	—
Strategic alternatives process costs, net of tax	—	—	382	—
Transition costs, net of tax	947	201	1,963	952
Change in tax valuation allowance	(576)	(59)	(768)	123
Equity compensation expense	711	756	2,494	2,851
Amortization of intangible assets	1,103	1,316	4,870	5,949

Core net income (see Note 3)	$2,589	$951	$3,168	$5,977

Reconciliation of core net income per share:
Diluted net loss available to common stockholders	$(0.01)	$(0.06)	$(0.36)	$(0.14)
Preferred stock accretion related to redemption premium	0.01	0.01	0.05	0.05
Change in fair value of theoretical swap derivative	(0.00)	0.01	0.02	(0.04)
Reserve for potential legal liability, net of tax	0.01	—	0.11	—
Strategic alternatives process costs, net of tax	—	—	0.01	—
Transition costs, net of tax	0.03	0.01	0.06	0.03
Change in tax valuation allowance	(0.02)	—	(0.02)	—
Equity compensation expense	0.02	0.02	0.08	0.09
Amortization of intangible assets	0.03	0.04	0.15	0.19
Other, including impact of treasury method and rounding	(0.00)	—	(0.00)	0.01

Core net income per share	$0.08	$0.03	$0.10	$0.19

Notes:

1.	Ebitda is a non-GAAP measure we define as net loss available to common stockholders before preferred stock accretion, interest, taxes, depreciation and amortization expense.
2.	Adjusted Ebitda is a non-GAAP measure we define as net loss available to common stockholders before preferred stock accretion, interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention and ORCC India start up costs), restructuring costs and other expense. Some or all of these items may not be applicable in any given reporting period.
3.	Core net income is a non-GAAP measure we define as net income available to common stockholders before the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark to market investments, preferred stock accretion related to the redemption premium, reserve for legal liability, net of tax, strategic alternatives process costs (including severance, retention and ORCC India start up costs), net of tax, transition costs, net of tax, restructuring costs, net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.